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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Taylor Capital Group, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

Chicago, Illinois
October 7, 2002